CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 56

TO

SPECIAL BUSINESS PROVISIONS
SBP MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 56 (Amendment) to Special Business Provisions MS-65530-0016 is entered into as of the date of the last signature below, between The Boeing Company, a Delaware corporation (Boeing), and Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (Seller). Hereinafter, Boeing and Seller may be referred to jointly as the Parties.

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (SBP) and the General Terms Agreement BCA-65530-0016, dated June 17 2005, (GTA) (collectively, the Agreement).
B.The most recent amendment to the SBP is Amendment 55, entered into on October 1, 2024.
C.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.
D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.Agreement.
1.1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:

BOEING PROPRIETARY	Page 1

“AMENDMENTS

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J.Reed
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler
23	737 MAX 9 INITIAL and CIW Line 19 Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 2

Amendment Number	Description	Effective Date	Approval
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling NTE.	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE	6/20/2018	D. Blaylock E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski R. Gran
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley E. Bossler
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”. SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.
All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan E. Bossler
41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 3

Amendment Number	Description	Effective Date	Approval
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton
48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety. Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety. Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568. Attachment 16, Sections b and c are deleted and replaced in their entireties. Attachment 23, Section XVIII.A., is deleted and replaced in its entirety. Attachment 29, Section 5.2.2 is deleted and replaced in its entirety. Attachment 29, Section 10.1.1 is deleted in its entirety.
Attachment 29, Exhibit A is deleted and replaced in its entirety.
		1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety. SBP Attachment 16 is deleted and replaced in its entirety.	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder
51	Attachment 1, Section 7.b is deleted and replaced in its entirety. Revisions to Attachment 15, 747/767/777 Constraint Matrix.	1/4/2023	J. Owings K. Snyder
MoA signed 10/12/2023	MoA Section 11 amended SBP Attachment 1 to add a new subsection, Section 2(f) pertaining to 737 recurring pricing	10/12/2023	I. Mounir M. Suchinski
52
Added section 2.f)i) to Attachment 1 pertaining to 737 POA Pricing
Added section 8.d) to Attachment 1 pertaining to Tooling and Capital Expenditures
Attachment 15 737 Rate [****] Constraint Matrix replaced in its entirety
		12/21/2023	D. Armani L. Hampton
53	SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety. SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.	3/1/2024	J. Kang D. Currie
54	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	07/01/2024	J. Rivas K. Snyder
55	Attachment 1, Section 2(f) is deleted and replaced in its entirety. Attachment 1, Exhibit B.1. is deleted and replaced in its entirety. Attachment 1, Exhibit B.1.1 is added.	10/1/2024	A. Mankaney M. Stovall
56
SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety.
SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.
SBP Attachment 1, Exhibit F.1 is amended.
SBP Attachment 1, Exhibit F.2 is amended.
SBP Attachment 23, Section VII is deleted and replaced in its entirety.
SBP Attachment 23, Exhibit E is deleted in its entirety.
		12/17/2024	J. Kang D. Currie

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 4

1.2.SBP Attachment 1 – Exhibit D.1 Pricing. SBP Attachment 1 – Exhibit D.1 is hereby deleted in its entirety and replaced as follows:

“
Attachment 1 Exhibit D.1
767 Detailed Part List Pricing
(Excludes Loose Ship Parts)

767 Freighter Price Adjustment – Section 41
Beginning with Line Unit [****], for [****] Freighter Section 41 End Item deliveries, a price increase adjustment will be made to 767 Freighter Section 41 End Item part number 141T0020-901SCP. For these deliveries, the 767 Freighter Section 41 Price as listed in the Product pricing table above will be increased by the amount in Table 1 below:

Table 1

Product	End Item Part Number	Price Adjustment	Units Subject to Price Adjustment *
767 Freighter S41	141T0020-901SCP	[****]	[****]
767 Freighter S41	141T0020-901SCP	[****]	[****]
767 Freighter S41	141T0020-901SCP	[****]	[****]
767 Freighter S41	141T0020-901SCP	[****]	[****]
*Line Unit [****] = Unit 1”

By way of example, the [****] 767 Section 41 Freighter unit delivered from and including Line Unit [****] will receive a price increase of [****] to the 767 Section 41 Freighter Price. For the avoidance of doubt, the Table 1 price increase adjustment will expire after delivery of the [****] 767 Section 41 Freighter unit beginning with Line Unit [****].”

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 5

1.3.SBP Attachment 1 – Exhibit E.2 Pricing. SBP Attachment 1 – Exhibit E.2 is hereby deleted in its entirety and replaced as follows:

“
Attachment 1 Exhibit E.2
767-2C Tanker Specific End Item Pricing

767 Tanker Price Adjustment – Section 41
Beginning with Line Unit [****], for [****] 767 Tanker Section 41 End Item deliveries, a price reduction adjustment will be made to 767 Tanker Section 41 End Item part number 141T0020-903SCP. For these deliveries, the 767 Tanker Section 41 Price as listed in the Product pricing table above will be decreased by the amount in Table 1 below:

Table 1

Product	End Item Part Number	Price Adjustment	Units Subject to Price Adjustment*
767 Tanker S41	141T0020-903SCP	[****]	[****]
767 Tanker S41	141T0020-903SCP	[****]	[****]
767 Tanker S41	141T0020-903SCP	[****]	[****]
767 Tanker S41	141T0020-903SCP	[****]	[****]
*Line Unit [****] = Unit 1

By way of example, the [****] 767 Section 41 Tanker unit delivered from and including Line Unit [****] will receive a price reduction of [****] from the 767 Section 41 Tanker Price. For the avoidance of doubt, the Table 1 price reduction adjustment will expire after the [****] Tanker unit delivered beginning with Line Unit [****].”

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 6

1.4.SBP Attachment 1 – Exhibit F.1 Pricing. SBP Attachment 1 – Exhibit F.1 is hereby deleted in its entirety and replaced as follows:

“
Attachment 1 Exhibit F.1
777 Detailed Part List Pricing

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 7

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 8

1.5.SBP Attachment 23 – Section VII. SBP Attachment 23 – Section VII is hereby deleted in its entirety and replaced as follows:

“
VII.Recurring Baseline Statement of Work Price

A.Recurring pricing shall be [****] for the Baseline Statement of Work for the first [****] shipsets at [****] per shipset of recurring Products delivered, except as provided otherwise herein.

B.Thereafter, Baseline Statement of Work recurring prices for shipsets of Products delivered during years [****] through [****] shall be the firm-fixed prices identified in Exhibit A, except as provided otherwise herein.

C.If the [****] or subsequent shipsets, deliver to Boeing before [****], then the baseline recurring shipset price for such units shall be the [****] baseline recurring shipset price identified in Exhibit A, and such price does not include, but shall be subject to, price and schedule adjustments otherwise set forth in this MOA.

D.Price shall be subject to renegotiation at shipset [****] should the program exceed [****] shipsets. If [****], Boeing and Seller shall negotiate an equitable price adjustment.

E.The [****] recurring price shall be valid for any quantity up to [****] shipsets per year; however, [****], the Parties shall negotiate an equitable adjustment price.”

1.6.SBP Attachment 23 – Exhibit E. SBP Attachment 23 – Exhibit E is hereby deleted in its entirety and marked “RESERVED”.

1.7.Miscellaneous.

1.7.1All other provisions of the SBP remain unchanged and in full force and effect.

1.7.2This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.

1.8.Governing Law. This Amendment is subject to the same provisions concerning Governing Law and Jurisdiction as found in the Agreement.

1.9.Confidentiality. The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are subject to the confidentiality provisions of the Agreement.

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 9

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ Jason Kang	/s/ Leanna Hampton
Signature	Signature

Jason Kang	Leanna Hampton
Printed name	Printed name

Procurement Agent	Director, Contracts
Title	Title

12/18/2024	12/17/2024
Date	Date

Amendment 56 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 10